EXHIBIT 99.6

                           The Barclays Confirmation

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                                                    Barclays Capital
                                                    5 The North Colonnade
                                                    Canary Wharf
                                                    London E14 4BB

                                                    Tel +44 (0)20 7623 2323




To:          COUNTRYWIDE HOME LOANS, INC. (the "Counterparty"or "Party B")

Attn:        JEFF STAAB

Fax No:      (00)1-818-2254010

From:        BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("Barclays" or "Party A")

Date:        June 29, 2006

Reference:   1264906B

Swap Transaction Confirmation

The purpose of this facsimile (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement. In this Confirmation, "Party A" means Barclays and "Party B" means the Counterparty.

      This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to with this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of May 17, 1996, between each of Party A and Party B and shall form a part of and be subject to that ISDA Master Agreement.

Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing

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Agreement for CWALT, Inc.  Alternative Loan Trust 2006-OC5 dated as of June 1,
2006 among CWALT, Inc. as depositor, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home
Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

      General Terms

      Trade Date:                 June 27, 2006

      Effective Date:             June 30, 2006

      Termination Date:           August 25, 2010,  subject to  adjustment  in
                                  accordance  with the Following  Business Day
                                  Convention.

      Notional Amount:            With respect to any Calculation  Period, the
                                  lesser of (i) the  amount set forth for such
                                  period in Annex A  attached  hereto and (ii)
                                  the aggregate Class  Certificate  Balance of
                                  the Class 1-A,  Class 2-A-1,  Class  2-A-2A,
                                  Class  2-A-2B,  Class  2-A-2C,  Class 2-A-3,
                                  Class M-1,  Class M-2, Class M-3, Class M-4,
                                  Class M-5,  Class M-6,  Class M-7, Class M-8
                                  and Class M-9  Certificates  (as  defined in
                                  the   Pooling   and   Servicing   Agreement)
                                  immediately  prior to the Distribution  Date
                                  (as  defined in the  Pooling  and  Servicing
                                  Agreement)  occurring in the calendar  month
                                  in  which  such  Calculation   Period  ends.
                                  Upfront Amount:

            Upfront Amount:       Party B will pay $710,000 to Party A on June
                                  30, 2006. Floating Amounts:

            Floating Rate Payer:  Party A

            Floating Rate Payer   Early Payment shall be applicable. For each

            Payment Dates:        Calculation  Period, the Floating Rate Payer
                                  Payment Date shall be the first Business Day prior to the related Floating Rate Payer
                                  Period End Date.

            Floating Rate Payer   The  25th of each  month in each  year  from
                                  (and

            Period End Dates:     including)  July 25, 2006 to (and including)
                                  the Termination Date, subject to adjustment in accordance with the Following Business
                                  Day Convention.

            Floating Rate Option: USD-LIBOR-BBA.

            Designated Maturity:  One Month

            Spread:               None

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            Floating Rate         Actual/360
            Day Count
            Fraction:

            Reset Dates:          The first day of each Calculation Period.

            Compounding:          Inapplicable

            Business Days for
            Reset:                New York


      Fixed Amounts:

            Fixed Rate Payer:     Party B

            Fixed Rate Payer      The  25th of each  month in each  year  from
            Payment Dates:        (and   including)  July  25,  2006  to  (and
                                  including) the Termination Date, subject to adjustment in accordance with the Following
                                  Business Day Convention.

            Fixed Rate Payer      The  25th of each  month in each  year  from
            Period End Dates:     (and   including)  July  25,  2006  to  (and
                                  including)   August   25,   2010,   with  No
                                  Adjustment.

            Fixed Rate:           5.60%

            Fixed Rate Day Count  30/360
            Fraction:



      Business Days for Payments  New York.
      by Both Parties:

      Amendment  to Section 2(c)  Notwithstanding anything to the contrary  in
      of the Agreement:           Section 2(c) of the Agreement,  amounts that
                                  are  payable  with  respect  to  Calculation
                                  Periods which end in the same calendar month
                                  (prior to any adjustment of period end dates) shall be netted, as provided in
                                  Section 2(c) of the Agreement, even if such amounts are not due on the same payment date. For avoidance of doubt any payments pursuant to Section 6(e) of the Agreement shall not be subject to netting.
      Procedural Terms:

      Account Details:

            Payments to Party A:  Correspondent: BARCLAYS BANK PLC NEW YORK
                                  FEED: 026002574
                                  Beneficiary: BARCLAYS SWAPS
                                  Beneficiary Account: 050-01922-8

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            Payments to Party B:  Beneficiary Account: BANK OF AMERICA NA-SAN
                                  FRANCISCO
                                  FFED: 121000358
                                  Beneficiary: COUNTRYWIDE HOME LOANS, INC.
                                  A/C: 12352 06200;
                                  provided, however that upon any assignment of this Transaction, account details shall be provided in the assignment agreement.

      Assignment:                 Party A will not  unreasonably  withhold  or
                                  delay its consent to an assignment of this Transaction to any other third party.


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The time of dealing  will be  confirmed  by  Barclays  upon  written  request.
Barclays is regulated by the Financial Services Authority. Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both (i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and
(ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation. Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you. This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless the Counterparty requests.

For and on behalf of                  For and on behalf of
BARCLAYS BANK PLC                     COUNTRYWIDE HOME LOANS, INC.

/s/Nina Couzens                       /s/ Jennifer Sandefur
------------------------------        --------------------------------
Name:  Nina Couzens                   Name:   Jennifer Sandefur
Title: authorized Signatory           Title:
Date:                                 Date:



Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients. If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.

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Annex A

Period Start Date    Period End Date    Notional Amount

        28-Jun-06          25-Jul-06    390,406,952.03
        25-Jul-06          25-Aug-06    387,015,034.92
        25-Aug-06          25-Sep-06    383,203,916.65
        25-Sep-06          25-Oct-06    378,978,933.37
        25-Oct-06          25-Nov-06    374,346,952.58
        25-Nov-06          25-Dec-06    369,316,371.95
        25-Dec-06          25-Jan-07    363,897,109.18
        25-Jan-07          25-Feb-07    358,125,279.64
        25-Feb-07          25-Mar-07    351,948,417.45
        25-Mar-07          25-Apr-07    345,489,589.49
        25-Apr-07          25-May-07    338,661,059.24
        25-May-07          25-Jun-07    331,478,492.61
        25-Jun-07          25-Jul-07    323,991,423.52
        25-Jul-07          25-Aug-07    316,280,185.04
        25-Aug-07          25-Sep-07    308,300,412.86
        25-Sep-07          25-Oct-07    300,074,270.40
        25-Oct-07          25-Nov-07    291,642,071.45
        25-Nov-07          25-Dec-07    283,086,495.53
        25-Dec-07          25-Jan-08    274,571,595.63
        25-Jan-08          25-Feb-08    266,325,887.33
        25-Feb-08          25-Mar-08    258,350,887.61
        25-Mar-08          25-Apr-08    250,638,015.11
        25-Apr-08          25-May-08    243,178,966.46
        25-May-08          25-Jun-08    235,965,707.29
        25-Jun-08          25-Jul-08    226,520,634.41
        25-Jul-08          25-Aug-08    217,574,350.47
        25-Aug-08          25-Sep-08    209,018,934.48
        25-Sep-08          25-Oct-08    200,849,856.26
        25-Oct-08          25-Nov-08    193,048,987.05
        25-Nov-08          25-Dec-08    185,595,564.23
        25-Dec-08          25-Jan-09    179,694,255.60
        25-Jan-09          25-Feb-09    173,998,256.44
        25-Feb-09          25-Mar-09    168,500,753.41
        25-Mar-09          25-Apr-09    163,195,164.65
        25-Apr-09          25-May-09    158,075,131.92
        25-May-09          25-Jun-09    153,128,581.53
        25-Jun-09          25-Jul-09    147,487,110.14
        25-Jul-09          25-Aug-09    142,112,045.07
        25-Aug-09          25-Sep-09    136,953,254.54

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        25-Sep-09          25-Oct-09    132,000,626.76
        25-Oct-09          25-Nov-09    127,246,984.31
        25-Nov-09          25-Dec-09    122,684,235.61
        25-Dec-09          25-Jan-10    118,683,220.51
        25-Jan-10          25-Feb-10    114,821,225.54
        25-Feb-10          25-Mar-10    111,093,240.65
        25-Mar-10          25-Apr-10    107,495,371.65
        25-Apr-10          25-May-10    104,023,381.42
        25-May-10          25-Jun-10    100,673,173.37
        25-Jun-10          25-Jul-10     97,440,747.38
        25-Jul-10          25-Aug-10     94,322,314.56

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